Exhibit 99.2
EDUCATION REALTY TRUST, INC.

FIRST QUARTER 2008
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1
Condensed Consolidated Balance Sheets	2
Condensed Consolidated Statements of Operations — Three Months Ended March 31,	3
Consolidated Statements of Funds from Operations	4
Community Operating Results — Three Months Ended March 31,	5
Consolidated Community Statistics — Owned and Operated — Three Months Ended March 31,	6
Same Apartment Community Statistics — Three Months Ended March 31,	7
University Towers Residence Hall Statistics — Three Months Ended March 31,	8
Place Portfolio Community Statistics — Three Months Ended March 31,	9
Third-Party Development Project Summary	10
Capital Structure	11
Community Listing — Owned and Operated	12
Definitions	13

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended March 31,
	2008	2007	$ Chg	% Chg
	(unaudited)	(unaudited)
Total revenues	$34,334	$30,066	$4,268	14.2%
Operating income	7,467	6,757	710	10.5%
Income (loss) from continuing operations	889	(899)	1,788	NM
Net income (loss)	889	(491)	1,380	NM
Net income (loss) per share — basic	$0.03	$(0.02)
Net income (loss) per share — diluted	$0.03	$(0.02)
Weighted-average common shares outstanding — basic	28,438,224	27,173,475

Weighted-average common shares outstanding — diluted	29,607,829	27,173,475

FFO	$9,074	$8,210	864	10.5%
FFO per weighted average share/unit (3)	$0.30	$0.29		3.4%
Weighted average shares/units (3)	29,885,413	28,626,969

Capitalization Data as of: March 31, 2008
Total debt (1)	$430,122
Market equity (2)	372,474

Total enterprise value	$802,596

Debt to total enterprise value	53.6%

Notes:
(1) Excludes debt premium of $1,513.
(2) Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $12.57 at March 31, 2008. Excludes 277,500 Profits interest units outstanding.
(3) Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
 (Amount in thousands, except share and per share data)

	March 31, 2008	December 31, 2007
	(Unaudited)
Assets
Student housing properties, net (1)	$722,755	$732,979
Assets under development	10,532	5,675
Corporate office furniture and equipment, net	1,587	1,693
Cash and cash equivalents	3,056	4,034
Restricted cash	7,401	8,188
Student contracts receivable, net	430	329
Receivable from affiliates	52	18
Receivable from third party management contracts	579	606
Goodwill and other intangibles, net	3,527	3,531
Other assets	10,887	10,407

Total assets	$760,806	$767,460

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of unamortized premium/discount	$396,835	$420,940
Revolving line of credit	34,800	11,500
Accounts payable and accrued expenses	10,306	11,092
Accounts payable affiliate	126	60
Deferred revenue	8,638	7,928

Total liabilities	450,705	451,520

Minority interest	17,028	18,121

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,444,855 and 28,431,855 shares issued and outstanding March 31, 2008 and December 31, 2007, respectively	284	284
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding		—
Additional paid-in capital	325,334	330,969
Warrants		—
Accumulated deficit	(32,545)	(33,434)

Total stockholders’ equity	293,073	297,819

Total liabilities and stockholders’ equity	$760,806	$767,460

(1)	Amount is net of accumulated depreciation of $93,149 and $86,209 as of March 31, 2008 and December 31, 2007, respectively.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED MARCH 31,
 (Amounts in thousands, except share and per share data, unaudited)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$26,353	$21,971	4,382	19.9%
Student housing food service revenue	655	580	75	12.9%
Other leasing revenue	1,945	3,434	(1,489)	-43.4%
Third-party development services	1,787	1,043	744	71.3%
Third-party management services	975	882	93	10.5%
Operating expense reimbursements	2,619	2,156	463	21.5%

Total revenues	34,334	30,066	4,268	14.2%

Operating expenses:
Student housing leasing operations	12,085	9,022	3,063	34.0%
Student housing food service operations	633	561	72	12.8%
General and administrative	3,937	3,490	447	12.8%
Depreciation and amortization	7,593	8,080	(487)	-6.0%
Reimbursable operating expenses	2,619	2,156	463	21.5%

Total operating expenses	26,867	23,309	3,558	15.3%

Operating income	7,467	6,757	710	10.5%

Nonoperating expenses:
Interest expense	6,164	7,387	(1,223)	-16.6%
Amortization of deferred financing costs	243	280	(37)	-13.2%
Interest income	(118)	(84)	34	40.5%

Total nonoperating expenses	6,289	7,583	(1,294)	-17.1%

Income (loss) before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	1,178	(826)	2,004	NM

Equity in earnings (losses) of unconsolidated entities	(1)	43	(44)	NM

Income (loss) before income taxes, minority interest and discontinued operations	1,177	(783)	1,960	NM
Income tax expense (benefit)	191	(2)	193	NM

Net income (loss) before minority interest and discontinued operations	986	(781)	1,767	NM

Minority interest	97	118	(21)	-17.8%

Income (loss) from continuing operations	889	(899)	1,788	NM

Income (loss) from discontinued operations, net of minority interest		408	(408)	-100.0%

Net income (loss)	$889	$(491)	$1,380	NM

Earnings per share information:
Income (loss) per share — basic
Continuing operations	0.03	(0.03)	$0.06
Discontinued operations	—	0.01	$(0.01)

Net income (loss) per share	$0.03	$(0.02)	$0.05

Income (loss) per share — diluted
Continuing operations	0.03	(0.03)	$0.06
Discontinued operations	—	0.01	$(0.01)

Net income (loss) per share	$0.03	$(0.02)	$0.05

Weighted-average common shares outstanding — basic	28,438,224	27,173,475

Weighted-average common shares outstanding — diluted	29,607,829	27,173,475

NOTE:
The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
 (Amounts in thousands, except share and per share data, unaudited)

	Three months ended March 31,
	2008	2007
Net income (loss)	$889	$(491)
Loss on sale of student housing assets (2)	512	—
Real estate related depreciation and amortization	7,451	7,998
Equity portion of real estate depreciation and amortization on equity investees	125	98
Depreciation and amortization of discontinued operations	—	469
Minority interest	97	136

Funds from operations (“FFO”)	$9,074	$8,210

FFO per weighted average share/unit (1)	$0.30	$0.29

Weighted average shares/units (1)	29,885,413	28,626,969

Notes:
(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

(2)	Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED MARCH 31,
 (Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change
Revenues
Same apartment community	$20,872	$20,233	$639	3.2%
University Towers — residence hall	1,767	1,738	29	1.7%
Place Portfolio	3,714	—	3,714	N/A

Total community revenue	26,353	21,971	4,382	19.9%

Operating expenses (1)
Same apartment community	$9,190	$8,497	$693	8.2%
University Towers — residence hall	979	525	454	86.5%
New community (2)	51	—	51	N/A
Place Portfolio	1,865	—	1,865	N/A

Total community operating expenses	12,085	9,022	3,063	34.0%

Net operating income
Same apartment community	$11,682	$11,736	$(54)	-0.5%
University Towers — residence hall	788	1,213	(425)	-35.0%
New community	(51)	—	(51)	N/A
Place Portfolio	1,849	—	1,849	N/A

Total community net operating income	$14,268	$12,949	$1,319	10.2%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

(2)	Represents preopenning expenses related to the project in Carbondale scheduled to open August 2008.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED MARCH 31,

	2008		2007	Difference
Occupancy
Physical	93.4%		95.3%	-1.9%
Economic	93.9%		96.0%	-2.1%

NarPAB	$371		$373	($2)
Other income per avail. Bed	$19		$21	($2)
RevPAB	$390		$394	($4)

Operating expense per bed	$171	(1)	$162	$9

Operating margin	56.1	%(1)	58.9%	-2.8%

Design Beds	67,501		55,713	11,788
(1)	Operating expense statistics exclude approximately $8 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year in our statement of operations.

EDUCATION REALTY TRUST, INC.

SAME APARTMENT COMMUNITY STATISTICS — THREE MONTHS ENDED MARCH 31,

	2008	2007	Difference
Occupancy
Physical	94.8%	95.2%	-0.4%
Economic	95.4%	95.7%	-0.3%

NarPAB	$375	$365	$10
Other income per avail. Bed	$20	$18	$2
RevPAB	$395	$383	$12

Operating expense per bed	$174	$161	$13

Operating margin	56.0%	58.0%	-2.0%

Design Beds	52,854	52,854	—
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007and included in discontinued operations in the prior year. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.

UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — THREE MONTHS ENDED MARCH 31,

	2008		2007	Difference
Occupancy
Physical	99.4%		97.6%	1.8%
Economic	99.4%		100.0%	-0.6%

NarPAB	$570		$513	$57
Other income per avail. Bed	$48		$95	($47)
RevPAB	$618		$608	$10

Operating expense per bed	$163	(1)	$184	($21)

Operating margin	73.6	%(1)	69.8%	3.8%

Design Beds	2,859		2,859	—
(1)	Operating expense statistics exclude approximately $179 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.

EDUCATION REALTY TRUST, INC.

PLACE PORTFOLIO STATISTICS — THREE MONTHS ENDED MARCH 31,

2008
Occupancy
Physical	86.1%
Economic	84.3%

NarPAB	$306
Other income per avail. Bed	$9
RevPAB	$315

Operating expense per bed	$158

Operating margin	49.8%

Design Beds	11,788
NOTE:
Operating statistics are for the period February 1, the lease termination date, to the end of the quarter.

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
 (Amounts in ‘000s)

	Three months ended
	March 31, 2008	March 31, 2007	Change

Third-party development services revenue	$1,787	$1,043	$744
Equity in earnings of development joint ventures	(1)	140	(141)

	$1,786	$1,183	$603

CURRENT AND RECENTLY COMPLETED PROJECTS

								Fees Earned
			Project					Three Months		Fees Paid
			Development	Total Project	EDR %	EDR	Fees Earned	Ended March 31,	Remaining Fees	Through March
Project	Bed Count	Completion Date	Cost	Fees	of Fees	Project Fees	Prior to 2008	2008 (1)	to Earn	31, 2008
University of Michigan, Ann Arbor	896	August 2008, Mar-09	68,154	1,200	100%	1,200	852	100	248	927
Slippery Rock University Phase II	746	August 2008	47,300	1,381	100%	1,381	1,067	161	153	986
Indiana University of Pennsylvania Phase II	1,102	August 2008	68,817	2,479	100%	2,479	1,378	648	453	1,680
Fontainebleu	435	October 2009	7,227	275	100%	275	10	15	250	61
West Chester University of Pennsylvania Phase I	1,197	August 2009	94,498	3,407	100%	3,407	—	195	3,212	1,249

	4,376		$285,996			$8,742	$3,307	$1,119	$4,316	$4,903

RECENTLY AWARDED PROJECTS

			Estimated	Project
	Estimated Bed	Estimated	Completion	Development	Total Project	EDR %	Total
Project	Count	Start Date	Date	Cost	Fees	of Fees	EDR Fees
Indiana University of Pennsylvania Phase III	1,084	April 2008	August 2009	61,920	2,190	100%	2,190

	1,084			$61,920	$2,190		$2,190

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE
As of March 31, 2008
 (dollars in thousand)
Total Debt to Enterprise Value

Total Debt (1)	$430,122	53.6%
Total Market Equity (2)	372,474	46.4%

Total Enterprise Value	$802,596	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$395,322	5.58%	91.9%	2.35	years
Variable Rate	34,800	4.46%	8.1%	0.07	years

Total / Weighted Average	$430,122	5.49%	100.0%	2.17	years

Mortgage Debt Maturity

Fiscal Yr Ending				12 Months Ended
Ending				March 31, 2008
2008	$2,536	0.7%	Interest expense (3)	$27,388
2009	285,049	72.1%
2010	888	0.2%	Interest coverage (4)	2.18
2011	947	0.2%
2012	65,315	16.5%	Fixed charge coverage (4)	1.82
Thereafter	40,587	10.3%

Total	$395,322	100.0%

Unamortized debt premium	1,513

Total, net of debt premium	396,835

(1)	Excludes unamortized debt premium of $1.5 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $12.57 at March 31, 2008. Excludes 277,500 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

(4)	Coverage ratios are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING — OWNED AND OPERATED

		Acquisition				Acquisition
Name	Primary University Served	Date	# of Beds	Name	Primary University Served	Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912	Campus Creek	University of Mississippi	Feb ’05	636
The Reserve at Athens	University of Georgia	Jan ’05	612	Pointe West	University of South Carolina	Mar ’05	480
The Reserve at Clemson	Clemson University	Jan ’05	590	College Grove	Middle Tennessee State University	Apr ’05	864
Players Club	Florida State University	Jan ’05	336	Campus Lodge	University of Florida	Jun ’05	1,116
The Gables	Western Kentucky University	Jan ’05	290	The Reserve on South College	Auburn University	Jul ’05	576
College Station	Augusta State University	Jan ’05	203	Players Club	Georgia Southern University	Jun ’06	624

University Towers	North Carolina State University	Jan ’05	953			Sub-Total	18,571
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708	Berkeley Place	Clemson University	Jan ’06	480
The Commons	Florida State University	Jan ’05	732	Clemson Place	Clemson University	Jan ’06	288
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Cape Place	Southeast MO State University	Jan ’06	360
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	Reserve on Martin	University of TN at Martin	Jan ’06	384
The Pointe at Western	Western Michigan University	Jan ’05	876	Murray Place	Murray State	Jan ’06	408
College Station at W. Lafayette	Purdue University	Jan ’05	960	Western Place	Western Kentucky University	Jan ’06	504
Commons on Kinnear	The Ohio State University	Jan ’05	502	Carrolton Place	University of West GA	Jan ’06	336
The Pointe	Pennsylvania State University	Jan ’05	984	Clayton Place	Clayton State University	Jan ’06	854
The Reserve at Columbia	University of Missouri	Jan ’05	676	Jacksonville Place	Jacksonville State University	Jan ’06	504
The Reserve on Frankford	Texas Tech University	Jan ’05	737	Macon Place	Macon State College	Jan ’06	336
The Lofts	University of Central Florida	Jan ’05	730	River Place	University of West GA	Jan ’06	504
The Reserve on West 31st	University of Kansas	Jan ’05	720	Troy Place	Troy University	Jan ’06	408
				Statesboro Place	Georgia Southern University	Jan ’06	528

					Sub-Total Place Portfolio		5,894

					Total owned and operated beds		24,465

EDUCATION REALTY TRUST, INC.

DEFINITIONS
Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.
Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.
Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.